Exhibit 10.53
THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the “Third Amendment to Third Amended and Restated Credit Agreement,” or this “Amendment”) is entered into effective as of December __, 2012, among VANGUARD NATURAL GAS, LLC, a Kentucky limited liability company (“Borrower”), and CITIBANK, N.A., as Administrative Agent and L/C Issuer (the “Administrative Agent”), and the financial institutions defined below as the Existing Lenders, and MORGAN STANLEY BANK, N.A., FIFTH THIRD BANK, WHITNEY BANK, and AMEGY BANK NATIONAL ASSOCIATION, as new Lenders (“New Lenders”).
R E C I T A L S
A.    Borrower, the financial institutions signing as Lenders and Administrative Agent are parties to a Credit Agreement dated as of September 30, 2011, and as amended by a First Amendment to Third Amended and Restated Credit Agreement dated as of November 30, 2011, and as amended by a Second Amendment to Third Amended and Restated Credit Agreement dated as of June 29, 2012 (collectively, the “Original Credit Agreement”).
B.    Borrower has requested certain amendments to the Original Credit Agreement including the increase of the Borrowing Base and the addition of the New Lenders to the credit facility created under the Original Credit Agreement. Accordingly, the parties desire to amend the Original Credit Agreement as hereinafter provided.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Same Terms. All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by this Amendment, the Modification Papers, as the same shall hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:
“Acquisition Properties” means the Oil and Gas Properties being acquired by Encore Energy pursuant to the Barrett PSA and the Red Technology PSA
“Barrett PSA” means that certain Purchase and Sale Agreement between Bill Barrett Corporation and Bill Barrett CBM Corporation, as Sellers, and Encore Energy Partners Operating, LLC, as Buyer, and Vanguard Natural Resources, LLC, as Parent Guarantor, dated as of October 31, 2012, as amended as of the Effective Date.
“Building” means a building as defined in the FDPA.
“Departing Lender” has the meaning set forth in Section 5 below.

“Designated Building” means a Building situated on an Acquisition Property which the Administrative Agent in its discretion determines should be included in the description of the property encumbered by a Mortgage.
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“Effective Date” means the date on which the conditions specified in Section 2 below are satisfied (or waived in writing by the Administrative Agent).
“Encore Energy” means Encore Energy Partners Operating, LLC, a Delaware limited liability company.
“Existing Lenders” means Citibank, N.A., Credit Agricole Corporate and Investment Bank, Royal Bank of Canada, Wells Fargo Bank, National Association, The Bank of Nova Scotia, Barclays Bank PLC, Bank of Montreal, The Royal Bank of Scotland plc, UBS Loan Finance LLC, Comerica Bank, Bank of Scotland plc, New York Branch, Natixis, U.S. Bank National Association, Associated Bank, N.A., Bank of America, N.A., Branch Banking and Trust Company, Capital One, National Association, CIBC Inc., Sumitomo Mitsui Banking Corporation, Deutsche Bank Trust Company Americas, and JPMorgan Chase Bank, N.A.
“FDPA means the National Flood Insurance Reform Act of 1994 et. seq. or any regulations promulgated thereunder.
“Guaranty/Debtor Confirmation Letter” has the meaning set forth in Section 2.D.
“Modification Papers” means this Amendment, the New Notes, the Replacement Notes, the Guaranty/Debtor Confirmation Letters, the Mortgages executed by Encore Properties and each of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.
“New Lenders” has the meaning specified in the opening paragraph.
“New Notes” has the meaning set forth in Section 7 below.
“No Material Adverse Change Certificate” has the meaning set forth in Section 2.G.
“Red Technology PSA” means that certain Purchase and Sale Agreement between Red Technology Alliance, LLC, as Seller, and Encore Energy Partners Operating, LLC, as Buyer, dated November 21, 2012, as amended as of the Effective Date.
“Replacement Notes” has the meaning set forth in Section 7 below.
2.    Conditions Precedent. The obligations, agreements and waivers of Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by the Lenders with respect to Sections 2A-D and by Administrative Agent with respect to the balance of this Section 2, of each of the following conditions:
A.    Borrowing Base Increase Fee. Administrative Agent shall have received payment of a Borrowing Base increase fee for the account of each Lender in the amount agreed to with Borrower.

B.    Third Amendment to Third Amended and Restated Credit Agreement. This Amendment shall be executed and delivered by each of the parties hereto.
C.    Notes. Borrower shall have executed and delivered the Replacements Notes to the Existing Lenders and the New Notes to the New Lenders.
D.    Guaranty/Debtor Confirmation Letters. Each Guarantor shall have executed a letter in favor of Administrative Agent (each a “Guaranty/Debtor Confirmation Letter”) confirming that the Security Instruments previously executed by it remain in full force and effect to secure the Obligations, as increased by this Amendment.
E.    Closing of Acquisitions. Administrative Agent shall have received a certificate of a Responsible Officer of Encore Energy confirming that the transactions described in the Barrett PSA and the Red Technology PSA have closed in accordance with their terms.
F.    Evidence of Insurance – Acquisition Properties. Administrative Agent shall have received satisfactory evidence that the Acquisition Properties have been or are being insured in accordance with the requirements of Section 7.12 of the Original Credit Agreement.
G.    Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.
H.    Representations and Warranties. Administrative Agent shall have received a certificate (the “No Material Adverse Change Certificate”) to the effect that all representations and warranties contained herein or in the other Modification Papers or otherwise made in writing in connection herewith or therewith shall be true and correct with the same force and effect as though such representations and warranties have been made on and as of the Effective Date.
I.    No Event of Default. No Event of Default exists or will exist as a result of the acquisition of the Acquisition Properties.
3.    Amendments to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:
(a)    The definitions of "Aggregate Commitments," "Applicable Percentage," “Borrowing Base Utilization Percentage” and "Commitment” set forth in Section 1.02 of the Original Credit Agreement shall be amended to read in their entirety as follows:
"'Aggregate Commitments' at any time, means the sum of aggregate amount of the Commitments of all of the Lenders, as the same may be reduced, increased or terminated pursuant to Section 2.06.
'Applicable Percentage' means, with respect to any Lender at any time, the percentage of the Aggregate Commitments represented by such Lender's Commitment at such time; provided that, at any time a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the Aggregate Commitments (disregarding any Defaulting Lenders’ Commitment as such time, but subject to Section 2.13(a)(i)(A)) represented by such Lender’s Commitment. If the Aggregate Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Aggregate Commitments most recently in effect, giving effect to any assignments.
'Borrowing Base Utilization Percentage' means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures of the Lenders on such day, and the denominator of which is the lesser of (a) the Aggregate Commitments in effect on such day or (b) the Borrowing Base in effect on such day.
'Commitment' means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder in an aggregate principal amount at any one time outstanding not to exceed the amounts set forth opposite such Lender’s name as its “Commitment” on Annex I ( as such Annex I may be amended from time to time in connection with any modification to any Commitment or to the Aggregate Commitments pursuant to this Agreement), which amount represents the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b), and Section 12.18 or otherwise, and (c) terminated in accordance with Section 10.02 or otherwise in accordance with the terms of this Agreement. The amount representing each Lender's Commitment shall not exceed such Lender's Applicable Percentage of the then effective Borrowing Base."
(b)    Section 1.02 of the Original Credit Agreement shall be amended by deleting the term “Maximum Credit Amount” in its entirety.
(c)    Section 1.02 of the Original Credit Agreement shall be amended by adding the following definitions in appropriate alphabetical order:
"'Additional Lender' has the meaning assigned to such term in Section 2.06(c)(i).
'Additional Lender Agreement' has the meaning assigned to such term in Section 2.06(c)(ii)(H).
'Commitment Amount Increase Agreement' has the meaning assigned to such term in Section 2.06(c)(ii)(G).
'Facility Amount' means $1,500,000,000.
'Increasing Lender' has the meaning assigned to such term in Section 2.06(c)(ii)(G).”
(d)    Section 2.01 of the Original Credit Agreement shall be amended to read in its entirety as follows:
"Section 2.01. Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees to make Loans to the Borrower during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure exceeding such

Lender's Commitment or (b) the total Revolving Credit Exposures of all Lenders exceeding the Aggregate Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay and reborrow the Loans."
(e)    Section 2.02(d) of the Original Credit Agreement shall be amended to read in its entirety as follows:
“(d)    Loans, Obligations and Notes. The Obligations and credit extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the credit extensions made by the Lender to the Borrower and the interest and payments thereon. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse the date, Type (if applicable), and amount and maturity of its Loans and payments made with respect thereto. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the Obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations.”
(f)    The third sentence of the penultimate paragraph of Section 2.03 shall be amended to read in its entirety as follows:
"Each Borrower Request shall constitute a representation that the amount of the requested Borrowing shall not cause the total Revolving Credit Exposure to exceed the Aggregate Commitments."
(g)    Section 2.06 of the Original Credit Agreement shall be amended to read in its entirety as follows:
"Section 2.06.    Termination, Reduction and Increase of Aggregate Commitments.
(a)    Scheduled Termination of Commitments. Unless previously terminated, the Commitments shall terminate on the Maturity Date. If at any time the Aggregate Commitments or the Borrowing Base is terminated or reduced to zero, then the Commitments shall terminate on the effective date of such termination or reduction.
(b)    Optional Termination and Reduction of Aggregate Commitments.
(i)    The Borrower may at any time terminate, or from time to time reduce, the Aggregate Commitments; provided that (A) each reduction of the Aggregate Commitments shall be in an amount that is an integral multiple of $500,000 and not less than $2,500,000 and (B) the Borrower shall not terminate or reduce the Aggregate Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c), the total Revolving Credit Exposures would exceed the total Aggregate Commitments.
(ii)    The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Commitments under Section 2.06(b)(i) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.06(b)(ii) shall be irrevocable. Any termination or reduction of the Aggregate Commitments shall be permanent and may not be reinstated, except as otherwise permitted by Section 2.06(c). Each reduction of the Aggregate Commitments shall be made ratably among the Lenders in accordance with each Lender's Applicable Percentage.
(iii)    The Borrower may terminate the unused amount of the Commitment of a Defaulting Lender upon not less than two (2) Business Days' prior notice to the Administrative Agent (which will promptly notify the Lenders thereof), and in such event the provisions of Section 2.13(a)(i)(C) will apply to all amounts thereafter paid by the Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts), provided that such termination will not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent, the Issuing Bank or any Lender may have against such Defaulting Lender.
(c)    Optional Increase in Aggregate Commitments.
(i)    Subject to the conditions set forth in Section 2.06(c) and with the prior consent of the Administrative Agent, but without the consent of any other Lender or any Issuing Bank, the Borrower may increase the Aggregate Commitments then in effect by increasing the Commitment of a Lender or by causing a Person that at such time is not a Lender to become a Lender (an "Additional Lender"). The exercise of the option granted in this Section 2.06(c) shall count as an Interim Redetermination for purposes of determining the number of Interim Redeterminations permitted by Section 2.07(b) and may not be exercised if an Interim Redetermination is not otherwise available to the Borrower pursuant to such Section.
(ii)    Any increase in the Aggregate Commitments shall be subject to the following additional conditions:
(A)    such increase shall not be less than $50,000,000(and increments of $10,000,000 above that minimum), and no such increase shall be permitted if after giving effect thereto the Aggregate Commitments would exceed the lesser of (i) the Facility Amount and (ii) the then effective Borrowing Base;
(B)    no Default shall have occurred and be continuing at the effective date of such increase;

(C)    no Lender's Commitment may be increased or decreased without the written consent of such Lender;
(D)    the Borrower shall represent and warrant that as of the date thereof, immediately after giving effect to the applicable Commitment Amount Increase Agreement or Additional Lender Agreement, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date;
(E)    an opinion of counsel to the Borrower, in form and substance reasonably acceptable to the Administrative Agent, as to such customary matters regarding the Commitment Amount Increase Agreement or Additional Lender Agreement, as the Administrative Agent may reasonably request;
(F)    (i) the commitments under each such increase shall be deemed for all purposes part of the Commitments, (ii) each Lender (including any Additional Lender) participating in such increase shall become a Lender with respect to the Commitments and all matters relating thereto and (iii) the commitments under each Commitment Amount Increase Agreement and Additional Lender Agreement shall have the same terms as the Commitments (including terms relating to pricing and tenor);
(G)    if the Borrower elects to increase the Aggregate Commitments by increasing the Commitment of a Lender (such Lender, an "Increasing Lender"), the Borrower and such Increasing Lender shall execute and deliver to the Administrative Agent an agreement substantially in the form of Exhibit H-1 (a "Commitment Amount Increase Agreement") and the Borrower shall deliver a new or replacement Note to such Increasing Lender to the extent required by Section 2.02(d); and
(H)    if the Borrower elects to increase the Aggregate Commitments by causing an Additional Lender to become a party to this Agreement, then the Borrower and such Additional Lender shall execute and deliver to the Administrative Agent an agreement substantially in the form of Exhibit H-2 (an "Additional Lender Agreement"), together with an Administrative Questionnaire and, to the extent such Additional Lender requests a Note, the Borrower shall deliver a Note payable to such Additional Lender in accordance with Section 2.02(d).
(iii)    Subject to acceptance and recording thereof pursuant to Section 2.06(c)(iv), from and after the effective date specified in the Commitment Amount Increase

Agreement or the Additional Lender Agreement (or if any Eurodollar Borrowings are outstanding, then the last day of the Interest Period in respect of such Eurodollar Borrowings, unless the Borrower has paid compensation required by Section 5.02): (A) the amount of the Aggregate Commitments shall be increased as set forth therein (and Annex I shall be automatically amended and restated by Schedule 1.01(b) of the Commitment Amount Increase Agreement or the Additional Lender Agreement, as applicable), and (B) in the case of an Additional Lender Agreement, any Additional Lender party thereto shall be a party to this Agreement and the other Loan Documents and have the rights and obligations of a Lender under this Agreement and the other Loan Documents. In addition, the Increasing Lender or the Additional Lender, as applicable, shall purchase a pro rata portion of the outstanding Loans (and participation interests in Letters of Credit) of each of the other Lenders (and such Lenders hereby agree to sell and to take all such further action to effectuate such sale) such that each Increasing Lender (including any Additional Lender, if applicable) shall hold its Applicable Percentage of the outstanding Loans (and participation interests) after giving effect to the increase in the Aggregate Commitments.
(iv)    Upon its receipt of (A) a duly completed Commitment Amount Increase Agreement or an Additional Lender Agreement, executed by the Borrower and the Increasing Lender or the Borrower and the Additional Lender party thereto, as applicable, (B) the Administrative Questionnaire referred to in Section 2.06(c)(ii), if applicable, (C) an opinion of counsel to the Borrower, in form and substance reasonably acceptable to the Administrative Agent, as to such customary matters regarding the Commitment Amount Increase Agreement or Additional Lender Agreement as the Administrative Agent may reasonably request and (D) the written consent of the Administrative Agent to such increase to the extent required by Section 2.06(c)(i), the Administrative Agent shall accept such Commitment Amount Increase Agreement or Additional Lender Agreement and, on the date that the conditions in this clause (iv) and in Section 2.06(c)(ii) have been satisfied, record the information contained therein in the Register required to be maintained by the Administrative Agent pursuant to Section 12.04(c). No increase in the Aggregate Commitments shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.06(c)(iv). The Administrative Agent shall promptly notify the Borrower and the Lenders of the effectiveness of any increase in the Aggregate Commitments and in connection therewith promptly provide such amended and restated Annex I to the Borrower and the Lenders."
(h)    The first sentence of Section 2.07(b) of the Original Credit Agreement shall be amended to read in its entirety as follows:
“The Borrowing Base shall be redetermined semi-annually in accordance with this Section 2.07 (a “Scheduled Redetermination”), and, subject to Section 2.07(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders on or about April 1st and October 1st of each year.”
(i)    The last sentence of Section 2.07(c)(i) shall be amended read in its entirety as follows.
“In no event shall the proposed Borrowing Base exceed the Facility Amount.”

(j)    The phrase “then on the April 1st or October 1st, as applicable,” on the fourth line of Section 2.07(d)(i) of the Original Credit Agreement shall be amended to read “then on or about April 1st or October 1st, as applicable”.
(k)    The second paragraph of Section 2.08(b) of the Original Credit Agreement shall be amended to read in its entirety as follows:
"Each notice shall constitute a representation that after giving effect to the requested issuance, amendment, renewal or extension, as applicable, (i) the LC Exposure shall not exceed the LC Commitment and (ii) the total Revolving Credit Exposures shall not exceed the lesser of the Aggregate Commitments and the then effective Borrowing Base."
(l)    Section 2.13(a)(i)(A) of the Original Credit Agreement shall be amended to read in its entirety as follows:
"(A)    the LC Exposure of such Defaulting Lender will, subject to the limitation in the first and second proviso below, automatically be reallocated (effective on the day such Lender becomes a Defaulting Lender) among the Non-Defaulting Lenders pro rata in accordance with their respective Commitments; provided that (I) the sum of each Non-Defaulting Lender's Revolving Credit Exposure may not in any event exceed the Commitment of such Non-Defaulting Lender as in effect at the time of such reallocation, (II) there exists no Default at such time of reallocation and (III) neither such reallocation nor any payment by a Non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim the Borrower, the Administrative Agent, the Issuing Bank or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender;"
(m)    Section 3.04(c)(i) of the Original Credit Agreement shall be amended to read in its entirety as follows:
"(i)    If, after giving effect to any termination or reduction of the Aggregate Commitments pursuant to Section 2.06(b), the total Revolving Credit Exposures exceeds the Aggregate Commitments, then the Borrower shall (A) prepay the Borrowings on the date of such termination or reduction in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j)."
(n)    Section 6.03(f) of the Original Credit Agreement shall be amended in its entirety to read as follows:
"(f)    At the time of and immediately after giving effect to each such Borrowing or the issuance, amendment, renewal or extension of each such Letter of Credit, or both, as applicable, the aggregate Revolving Credit Exposures for all Lenders shall not exceed the Aggregate Commitments."

(o)    The second sentence of Section 9.15 of the Original Credit Agreement shall be amended to read in its entirety as follows:
“Except as otherwise permitted by Section 9.12(d) hereof, the Borrower shall not, and shall not permit any Subsidiary to, sell, assign or otherwise dispose of any Equity Interests in any Subsidiary.”
(p)    Section 10.01(o) of the Original Credit Agreement shall be amended to read in its entirety as follows:
“(o)    a Change in Control shall occur, or the Parent shall cease to own (directly or indirectly) 100% of the Equity Interests in the Borrower or any of the other Guarantors, except for transfers of Equity Interests of Subsidiaries permitted by Section 9.12(d).”
(q)    The phrase “or the Maximum Credit Amount” on the fifth line of Section 12.02(b) shall be deleted.
(r)    The form of Note attached as Exhibit A to the Original Credit Agreement is hereby replaced with the form of Note attached as Exhibit A to this Amendment.
(s)    The Original Credit Agreement shall be amended to add thereto a new Exhibit H‑1 and a new Exhibit H‑2 which are attached hereto as Exhibit H‑1 and Exhibit H‑2, respectively.
4.    New Borrowing Base. As of the Effective Date, the Borrowing Base is hereby increased from $960,000,000 to $1,200,000,000. The Borrowing Base as modified will remain in effect until adjusted pursuant to the provisions of Section 2.07 of the Original Credit Agreement, as amended hereby. The incremental increase in the Borrowing Base is $240,000,000.
5.    Adjustment of Applicable Percentages of Lenders. The Lenders have agreed among themselves, in consultation with the Borrower, that certain Lenders (each a “Increasing Lender” and collectively, the “Increasing Lenders,” effective as of the Effective Date shall increase their effective maximum Commitments and Applicable Percentages in order to increase the Borrower Base as set forth in this Amendment, and the Increasing Lenders have agreed to such increases. In addition, the New Lenders which did not maintain a Commitment under the Original Credit Agreement prior to the Effective Date shall assume all rights and obligations of a Lender under the Original Credit Agreement, as amended hereby. The Administrative Agent, the Lenders and the Borrower hereby consent (a) to each Increasing Lender’s acquisition of an increased maximum Commitment and Applicable Percentage, and (b) each New Lender’s acquisition of an interest in the Aggregate Commitments and its Applicable Percentage. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective maximum Commitments and Applicable Percentages as set forth on Annex I, and the Administrative Agent and the Borrower hereby consent to such reallocation. The Administrative Agent, the Lenders and the Borrower hereby waive (i) any requirement that an Assignment and Assumption or other documentation be executed in connection with such reallocation, and (ii) the payment of any processing and recordation fee to the Administrative Agent. Notwithstanding the foregoing, the reallocation of the Commitments and Applicable Percentages among the Lenders shall be deemed to have been consummated pursuant to the terms of an Assignment and Assumption attached as Exhibit F to the Original Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation. On the Effective Date and after giving effect to such increases and reallocations, the maximum Commitment and Applicable Percentage of each Lender shall be as set forth on Annex I attached to this Amendment, and such Annex I shall supersede and replace the existing Annex I.
Any Lender party to the Original Credit Agreement but not listed on Annex 1 to this Amendment (each a “Departing Lender”) shall cease to be a Lender party to the Credit Agreement, shall cease to have a Commitment thereunder or any participation and outstanding Letters of Credit, and all Loans made by such a Departing Lender, and all accrued interest, fees and other amounts payable under the Original Credit Agreement for its account shall be paid to such Departing Lender on the effective date hereof in accordance with this Section by the Lenders party to the Credit Agreement. Each Departing Lender joins in the executive and delivery of this Amendment solely for the purposes of effectuating the provisions of this Section 5.
6.    Concerning the New Lenders.
(a)    Each New Lender represents and warrants to the Administrative Agent as follows:
(i)    it has received a copy of the Original Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto;
(ii)    it has, independently and without reliance upon any Lender or any related party of the Administrative Agent or any Lender (an “Agent-Related Person”) and based on such documents and information as it has deemed appropriate, made its own appraisal of an investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated by the Credit Agreement, and made its own decision to enter into the Credit Agreement and to extend credit to the Borrower and the other Loan Parties under the Credit Agreement;
(iii)    it will, independently and without reliance upon any Lender or any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, and other condition and creditworthiness of the Borrower and the other Loan Parties.
(b)    Each New Lender acknowledges as follows:
(i)    no Lender or any Agent-Related Person has made any representation or warranty to it, and no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Lender or any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession;
(ii)    except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to the Credit Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person; and
(iii)    on the Effective Date, subject to the satisfaction of the conditions to effectiveness set forth in Section 2 of this Amendment, it shall be deemed automatically to have become a party to the Credit Agreement and have all rights and obligations of a Lender under the Credit Agreement and the other Loan Documents as if it were an original Lender signatory thereto.
(c)    On the Effective Date, each New Lender agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents applicable to the Lenders as if it were an original Lender signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article XI of the Credit Agreement).
7.    Replacement Notes and New Notes. The New Lenders have become Lenders upon their execution of this Amendment, and, on the Effective Date, the maximum Commitments of all Lenders are now set forth on Annex I to this Amendment. Accordingly, on the Effective Date, Borrower shall issue the following Notes (Notes to the Existing Lenders are referred to herein as the “Replacement Notes” and Notes to the New Lenders are referred to herein as the “New Notes”):
(a)    A Replacement Note in the original principal sum equal to all Loans made by Citibank pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to Citibank in the amount of $92,307,692.31 dated June 29, 2012.
(b)    A Replacement Note in the original principal sum equal to all Loans made by Wells Fargo Bank, National Association pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to Wells Fargo Bank, National Association in the amount of $133,351,264.12 dated June 29, 2012.
(c)    A Replacement Note in the original principal sum equal to all Loans made by Credit Agricole Corporate and Investment Bank pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to Credit Agricole Corporate and Investment Bank in the amount of $84,615,384.62 dated June 29, 2012.
(d)    A Replacement Note in the original principal sum equal to all Loans made by Royal Bank of Canada pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to Royal Bank of Canada in the amount of $84,615,384.62 dated June 29, 2012.
(e)    A Replacement Note in the original principal sum equal to all Loans made by The Bank of Nova Scotia pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to The Bank of Nova Scotia in the amount of $84,615,384.62 dated June 29, 2012.
(f)    A Replacement Note in the original principal sum equal to all Loans made by Barclays Bank PLC pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to Barclays Bank PLC in the amount of $84,615,384.62 dated June 29, 2012.
(g)    A Replacement Note in the original principal sum equal to all Loans made by Bank of Montreal pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to Bank of Montreal in the amount of $84,615,384.62 dated June 29, 2012.
(h)    A Replacement Note in the original principal sum equal to all Loans made by The Royal Bank of Scotland plc pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to The Royal Bank of Scotland plc in the amount of $84,615,384.62 dated June 29, 2012.
(i)    A Replacement Note in the original principal sum equal to all Loans made by UBS Loan Finance LLC pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to UBS Loan Finance LLC in the amount of $84,615,384.62 dated June 29, 2012.
(j)    A Replacement Note in the original principal sum equal to all Loans made by JPMorgan Chase Bank, N.A. pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to JPMorgan Chase Bank, N.A. in the amount of $84,615,384.62 dated June 29, 2012.
(k)    A Replacement Note in the original principal sum equal to all Loans made by Deutsche Bank Trust Company Americas pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to Deutsche Bank Trust Company Americas in the amount of $84,615,384.62 dated June 29, 2012.
(l)    A Replacement Note in the original principal sum equal to all Loans made by Bank of America, N.A. pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to Bank of America, N.A. in the amount of $61,538,461.54 dated June 29, 2012.
(m)    A Replacement Note in the original principal sum equal to all Loans made by Comerica Bank pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to Comerica Bank in the amount of $61,538,461.54 dated June 29, 2012.
(n)    A Replacement Note in the original principal sum equal to all Loans made by Natixis pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to Natixis in the amount of $61,538,461.54 dated June 29, 2012.
(o)    A Replacement Note in the original principal sum equal to all Loans made by U.S. Bank National Association pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to U.S. Bank National Association in the amount of $61,538,461.54 dated June 29, 2012.
(p)    A Replacement Note in the original principal sum equal to all Loans made by Associated Bank, N.A. pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to Associated Bank, N.A. in the amount of $41,022,054.87 dated June 29, 2012.
(q)    A Replacement Note in the original principal sum equal to all Loans made by Branch Banking and Trust Company pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to Branch Banking and Trust Company in the amount of $41,022,054.87 dated June 29, 2012.
(r)    A Replacement Note in the original principal sum equal to all Loans made by Capital One, National Association pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to Capital One, National Association in the amount of $41,022,054.87 dated June 29, 2012.
(s)    A Replacement Note in the original principal sum equal to all Loans made by CIBC Inc. pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to CIBC Inc. in the amount of $41,022,054.87 dated June 29, 2012.
(t)    A Replacement Note in the original principal sum equal to all Loans made by Sumitomo Mitsui Banking Corporation pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time, to replace the existing note to Sumitomo Mitsui Banking Corporation in the amount of $41,022,054.87 dated June 29, 2012.
(u)    A New Note in the original principal sum equal to all Loans made by Morgan Stanley Bank, N.A. pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time.
(v)    A New Note in the original principal sum equal to all Loans made by Fifth Third Bank pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time.
(w)    A New Note in the original principal sum equal to all Loans made by Whitney Bank pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time.
(x)    A New Note in the original principal sum equal to all Loans made by Amegy Bank National Association pursuant to the Original Credit Agreement, as amended hereby and as further amended from time to time.
8.    Mortgage and Title Review of Acquisition Properties. Within 60 days following the Effective Date, the following shall have occurred to the satisfaction (in the opinion of the Administrative Agent) unless waived in writing by the Administrative Agent, of each of the following conditions:
A.    Flood Determinations. Administrative Agent shall have received a list of all Buildings situated on the Acquisition Properties, and for each Building which Administrative Agent has identified as Designated Building, Administrative Agent shall have received all information and documentation, which may include (at the Administrative Agent’s election) the property address, tax identification number and/or legal description (“Flood Determination Information”) for each parcel or other portion of the Acquisition Properties upon which is located each such Designated Building sufficient to enable Administrative Agent to obtain a standard flood hazard determination certificate issued by a flood hazard certification firm acceptable to the Administrative Agent (“SFHDF”) for such parcel or other portion of the Acquisition Properties upon which is located each such Designated Building.
B.    Mortgages. Encore Energy shall have executed and delivered to Administrative Agent Mortgages granting liens in favor of Administrative Agent in the Acquisition Properties.
C.    Authorization Certificate. Encore Energy shall have executed a certificate of a Responsible Officer satisfactory in form and substance to Administrative Agent authorizing the execution, delivery and performance of the Mortgages.
D.    Title Assurances. Administrative Agent shall have completed such title due diligence as it deems necessary to confirm that Administrative Agent has received, together with information previously delivered to Administrative Agent, satisfactory title information on at least eighty percent (80%) of the Recognized Value of the Oil and Gas Properties evaluated in the most recent Reserve Report after giving effect to the acquisition of the Acquisition Properties.
E.    Legal Opinions. There shall have been delivered favorable opinions of counsel for Encore Energy covering such matters incident to the Mortgaging of the Acquisition Properties as Administrative Agent may reasonably request.
F.    Representations and Warranties. Administrative Agent shall have received a certificate of a Responsible Officer of Borrower to the effect that all requisite representations and warranties contained herein and in the Mortgages and in the other Modification Papers or otherwise made in writing in connection herewith or therewith shall be true and correct with the same force and effect as those such representations and warranties had been made on and as of the Effective Date.
G.    Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys' fees and expenses) incurred by Administrative Agent in connection with the transactions described in this Amendment.
9.    Concerning Designated Buildings. A Designated Building shall be subject to a Mortgage only if the following has been received and found to be satisfactory by the Administrative Agent and each Lender: (i) an SFHDF indicating that the Designated Building is not located in a Special Flood Hazard Area, as defined in the FDPA; or (ii) if the SFHDF indicates that the Designated Building is located in a Special Flood Hazard Area, (a) a written notice of that fact, acknowledged by Encore Energy and Borrower, (b) evidence of adequate flood insurance on the Designated Building and its contents located on the Acquisition Property and (c) such other information required by the Administrative Agent or any Lender for compliance with (x) any applicable requirements of the FDPA or other similar applicable laws, rules or regulations, or (y) promptly following written notice thereof from the Administrative Agent or any Lender, any applicable requirements of the Administrative Agent or any Lender in accordance with the Administrative Agent’s or such Lender’s standard policies and practices (such requirements under clauses (x) and (y) being “Applicable Flood Insurance Requirements”). Borrower and Encore Energy shall cause all Designated Buildings to meet the foregoing criteria at all times. The Mortgages shall expressly exclude from the description of the collateral covered thereby, and shall not otherwise encumber, any Building which is not a Designated Building meeting the foregoing criteria.

10.    Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers and the Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower thereof. In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date.
11.    No Further Amendments. Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.
12.    Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, Issuing Bank and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the Loan Documents, are not impaired in any respect by this Amendment. Any breach of any representations, warranties and covenants under this Amendment shall be an Event of Default under the Original Credit Agreement.
13.    Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.
14.    Confirmation of Security. Borrower hereby confirms and agrees that all of the Security Instruments which presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.
15.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
16.    Incorporation of Certain Provisions by Reference. The provisions of Section 12.09. of the Original Credit Agreement captioned “GOVERNING LAW; JURISDICTION; CONSENT TO

SERVICE OF PROCESS; WAIVER OF JURY TRIAL” are incorporated herein by reference for all purposes.
17.    Entirety, Etc. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
BORROWER:    VANGUARD NATURAL GAS, LLC

        By:     /s/ Richard Robert
            Richard Robert
            Executive Vice President
            and Chief Financial Officer

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-1

ADMINISTRATIVE AGENT:    CITIBANK, N.A.
as Administrative Agent

        By:     /s/ Phil Ballard
            Phil Ballard
            Vice President

LENDERS:    CITIBANK, N.A.

        By:     /s/ Phil Ballard
            Phil Ballard
            Vice President

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-2

LENDERS:    WELLS FARGO BANK, N.A.

        By:     /s/ Betsy Jocher
        Name:     Betsy Jocher
        Title:     Director

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-3

LENDERS:    CREDIT AGRICOLE CORPORATE &
        INVESTMENT BANK

        By:     /s/ Tom Byargeon
        Name:     Tom Byargeon
        Title:     Managing Director

        By:     /s/ Sharada Manne
        Name:     Sharada Manne
        Title:     Managing Director

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-4

LENDERS:    ROYAL BANK OF CANADA

        By:     /s/ Kristan Spivey
        Name:     Kristan Spivey
        Title:     Authorized Signatory

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-5

LENDERS:    THE BANK OF NOVA SCOTIA

By:     /s/ Terry Donovan
Name:     Terry Donovan
Title:     Managing Director

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-6

LENDERS:    BARCLAYS BANK PLC

By:     /s/ Vanessa Kurbatsky
Name:     Vanessa Kurbatsky
Title:     Vice President

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-7

LENDERS:	BANK OF MONTREAL

By:     /s/ Gumaro Tijerina
Name:     Gumaro Tijerina
Title:     Director

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-8

LENDERS:    THE ROYAL BANK OF SCOTLAND plc

By:     /s/ Sanvay Remond
Name:     Sanvay Remond
Title:     Authorized Signatory

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-9

LENDERS:	UBS LOAN FINANCE LLC

By:     /s/ Lana Gifas
Name:     Lana Gifas
Title:     Director

By:     /s/ Joselin Fernandes
Name:     Joselin Fernandes
Title:     Associate Director

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-10

LENDERS:    JPMORGAN CHASE BANK, N.A.

By:     /s/ Ryan Aman
Name:     Ryan Aman
Title:     Authorized Officer

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-11

LENDERS:	DEUTSCHE BANK TRUST COMPANY AMERICAS

By:     /s/ Marcus M. Tarkington
Name:     Marcus M. Tarkington
Title:     Director

By:     /s/ Mary Kay Coyle
Name:     Mary Kay Coyle
Title:     Managing Director

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-12

LENDERS:    BANK OF AMERICA, N.A.

By:     /s/ Michael Clayborne
Name:     Michael Clayborne
Title:     Assistant Vice President

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-13

LENDERS:	U.S. BANK NATIONAL ASSOCIATION

By:     /s/ Daria Mahoney
Name:     Daria Mahoney
Title:     Vice President

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-14

LENDERS:    COMERICA BANK

By:     /s/ Justin Crawford
Name:      Justin Crawford
Title:     Senior Vice President

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-15

LENDERS:	FIFTH THIRD BANK

By:     /s/ Richard C. Butler
Name:     Richard C. Butler
Title:     Senior Vice President

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-16

LENDERS:    NATIXIS

By:     /s/ Louis P. Laville, III
Name:     Louis P. Laville, III
Title:     Managing Director

By:     /s/ Carlos Quinteros
Name:     Carlos Quinteros
Title:     Managing Director

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-17

LENDERS:	MORGAN STANLEY BANK, N.A.

By:     /s/ Michael King
Name:      Michael King
Title:     Authorized Signatory

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-18

LENDERS:	ASSOCIATED BANK, N.A.

By:     /s/ Farahan Iqbal
Name:     Farahan Iqbal
Title:     Vice President

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-19

LENDERS:    CAPITAL ONE, NATIONAL ASSOCIATION

By:     /s/ Robert James
Name:     Robert James
Title:     Vice President

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-20

LENDERS:    CIBC INC.

By:     /s/ Trudy Nelson
Name:     Trudy Nelson
Title:     Managing Director

By:     /s/ Richard Antil
Name:     Richard Antil
Title:     Director

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-21

LENDERS:    SUMITOMO MITSUI BANKING
CORPORATION

By:     /s/ Yasuhiro Shirai
Name:     Yasuhiro Shirai
Title:     Managing Director

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-22

LENDERS:    WHITNEY BANK

By:     /s/ Donovan C. Broussard
Name:     Donovan C. Broussard
Title:     Senior Vice President

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-23

LENDERS:    AMEGY BANK NATIONAL ASSOCIATION

By:     /s/ H. Brock Hudson
Name:     H. Brock Hudson
Title:     Senior Vice President

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-24

LENDERS:    BRANCH BANKING AND TRUST COMPANY

By:     /s/ Deanna Breland
Name:     Deanna Breland
Title:     Senior Vice President

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-25

DEPARTING LENDER:    BANK OF SCOTLAND PLC, NEW YORK
BRANCH

By:     /s/ Stephen Giacolone
Name:     Stephen Giacolone
Title:     Assistant Vice President

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – S-26

ANNEX I

List of Commitments as of Effective Date of Third Amendment

Annex I – Solo Page

Name of Lender	Applicable Percentage	Commitment
Citibank, N.A.	5.583%	$67,000,000
Wells Fargo Bank, National Association	7.112%	$85,344,809
Credit Agricole Corporate and Investment Bank	5.167%	$62,000,000
Royal Bank of Canada	5.167%	$62,000,000
The Bank of Nova Scotia	5.167%	$62,000,000
Barclays Bank PLC	5.167%	$62,000,000
Bank of Montreal	5.167%	$62,000,000
The Royal Bank of Scotland plc	5.167%	$62,000,000
UBS Loan Finance LLC	5.167%	$62,000,000
JPMorgan Chase Bank, N.A.	5.167%	$62,000,000
Deutsche Bank Trust Company Americas	5.167%	$62,000,000
Bank of America, N.A.	5.167%	$62,000,000
U.S. Bank National Association	5.167%	$62,000,000
Comerica Bank	3.583%	$43,000,000
Fifth Third Bank	3.583%	$43,000,000
Natixis	3.583%	$43,000,000
Morgan Stanley Bank, N.A.	3.583%	$43,000,000
Associated Bank, N.A.	2.325%	$27,900,179
Capital One, N.A.	2.325%	$27,900,179
CIBC Inc.	2.325%	$27,900,179
Sumitomo Mitsui Banking Corporation	2.325%	$27,900,179
Whitney Bank	2.325%	$27,900,179
Amegy Bank National Association	2.325%	$27,900,179
Branch Banking and Trust Company	2.188%	$26,254,115

TOTAL	100%	$1,200,000,000

Annex I – Solo Page

EXHIBIT A
FORM OF NOTE
_____________, 201__
FOR VALUE RECEIVED, VANGUARD NATURAL GAS, LLC, a Kentucky limited liability company (the “Borrower”) hereby promises to pay to the order of _____________________ (the “Lender”), at the principal office of CITIBANK, N.A. (the “Administrative Agent”), the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.
The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender’s or the Borrower’s rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Note.
This Note is one of the Notes referred to in the Third Amended and Restated Credit Agreement dated as of September 30, 2011 among the Borrower, the Administrative Agent, and the other agents and lenders signatory thereto (including the Lender), and evidences Loans made by the Lender thereunder (such Credit Agreement as the same may be amended, supplemented or restated from time to time, the “Credit Agreement”). Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.
This Note is issued pursuant to, and is subject to the terms and conditions set forth in, the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.
THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
VANGUARD NATURAL GAS, LLC

By:
Name:
Title:

Exhibit A – Solo Page

Exhibit A – Solo Page

EXHIBIT H-1
FORM OF COMMITMENT AMOUNT INCREASE AGREEMENT
THIS COMMITMENT AMOUNT INCREASE AGREEMENT (this “Agreement”) dated as of [____________________], is between [Insert name of Existing Lender] (the “Existing Lender”) and Vanguard Natural Gas, LLC (the “Borrower”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement referred to below.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the other Agents and certain Lenders have entered into that certain Third Amended and Restated Credit Agreement dated as of September 30, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.    The Borrower has requested, pursuant to Section 2.06(c) of the Credit Agreement, that the Aggregate Commitments be increased by an additional $[____________________] to a total of $[____________________].
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.01    Commitment Amount Increase.
(a)    Pursuant to Section 2.06(c) of the Credit Agreement, effective as of the date hereof in accordance with Section 1.03 hereof, the Existing Lender’s Commitment is hereby increased from $[____________________] to $[____________________].
(b)    Attached hereto as Schedule 1.01(b) is a new “Annex I” which replaces the outstanding Annex I to the Credit Agreement, such new Annex I reflecting the Aggregate Commitments after giving effect to (i) the increase in the Existing Lender’s Commitment contemplated hereby, (ii) the increase in the Aggregate Commitments contemplated by each other Commitment Amount Increase Agreement dated as of the date hereof between the applicable Lender signatory thereto and the Borrower and (iii) the joinder of each Additional Lender as a Lender under the Credit Agreement pursuant to each Additional Lender Agreement dated as of the date hereof between the applicable Additional Lender and the Borrower.
Section 1.02    Agreements. The Existing Lender hereby agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.06(c) of the Credit Agreement).

EXHIBIT H-1 – Page 1

Section 1.03    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Agreement:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
Section 1.04    Confirmation. The provisions of the Credit Agreement, as amended from time to time in accordance with its terms, shall remain in full force and effect following the effectiveness of this Agreement.
Section 1.05    Effectiveness. This Agreement shall become effective on the date hereof in accordance with Section 2.06(c)(iv) of the Credit Agreement.
Section 1.06    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.
Section 1.07    Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
Section 1.08    Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 1.09    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement.
Section 1.10    Loan Document. This Agreement is a Loan Document.

EXHIBIT H-1 – Page 2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.
VANGUARD NATURAL GAS, LLC,
as the Borrower

By:
    Name:
    Title:
[Existing Lender],
as a Lender

By:
    Name:
    Title:

Acknowledged and accepted by:

CITIBANK, N.A.
as Administrative Agent

By:
Name:
Title:

EXHIBIT H-2
FORM OF ADDITIONAL LENDER AGREEMENT
THIS ADDITIONAL LENDER AGREEMENT (this “Agreement”) dated as of [____________________], is between [Insert name of Additional Lender] (the “Additional Lender”) and Vanguard Natural Gas, LLC (“Borrower”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement referred to below.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the other Agents and certain Lenders have entered into that certain Third Amended and Restated Credit Agreement dated as of September 30, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.    The Borrower has requested, pursuant to Section 2.06(c) of the Credit Agreement, that the Aggregate Commitments be increased by an additional $[____________________] to a total of $[____________________].
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.01    Additional Lender.
(a)    Pursuant to Section 2.06(c) of the Credit Agreement, effective as of the date hereof in accordance with Section 1.04 hereof, the Additional Lender shall hereby (i) become a Lender under, and for all purposes of, the Credit Agreement with a Commitment of $[____________________] and (ii) have all of the rights and obligations of a Lender under the Credit Agreement.
(b)    Attached hereto as Schedule 1.01(b) is a new “Annex I” which replaces the outstanding Annex I to the Credit Agreement, such new Annex I reflecting the Aggregate Commitments after giving effect to (i) the joinder of the Additional Lender as a Lender under the Credit Agreement contemplated hereby, (ii) the joinder of each other Additional Lender as a Lender under the Credit Agreement pursuant to each other Additional Lender Agreement dated as of the date hereof between the applicable Additional Lender and the Borrower and (iii) the increase in the Aggregate Commitments contemplated by each Commitment Amount Increase Agreement dated as of the date hereof between the applicable existing Lender signatory thereto and the Borrower.
Section 1.02    Agreements. Each Additional Lender hereby agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (ii) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender (including, without limitation, any obligations of it, if any, under Section 2.06(c) of the Credit Agreement).
Section 1.03    Representations and Warranties. The Borrower represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Agreement:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
Section 1.04    Confirmation. The provisions of the Credit Agreement, as amended from time to time in accordance with its terms, shall remain in full force and effect following the effectiveness of this Agreement.
Section 1.05    Effectiveness. This Agreement shall become effective on the date hereof in accordance with Section 2.06(c)(iv) of the Credit Agreement.
Section 1.06    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.
Section 1.07    Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
Section 1.08    Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 1.09    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.01 of the Credit Agreement; provided that all communications and notices hereunder to each Additional Lender shall be given to it at the address set forth in its Administrative Questionnaire.
Section 1.10    Loan Document. This Agreement is a Loan Document.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.
VANGUARD NATURAL GAS, LLC,
as the Borrower

By:
    Name:
    Title:
[Existing Lender],
as a Lender

By:
    Name:
    Title:

Acknowledged and accepted by:

CITIBANK, N.A.
as Administrative Agent

By:
Name:
Title:

EXHIBIT H-1 – Page 3